                                                                    EXHIBIT 10.1

                       AEGIS MORTGAGE ACCELERATION CORP.


                      1995 STOCK OPTION PLAN, AS AMENDED

     1.   PURPOSE OF THE PLAN
          -------------------
          The purposes of the 1995 Stock Option Plan (the "Plan") of AEGIS MORTGAGE ACCELERATION CORP., a Delaware corporation (the "Company"), are to:

          (a) furnish incentive to individuals chosen to receive options because they are considered capable of responding by improving operations and increasing profits;

          (b) encourage selected employees, directors and consultants to accept or continue employment with, to serve as directors of or to consult for, the Company or its affiliates; and

          (c) increase the interest of selected employees, directors and consultants in the Company's welfare through their participation in the growth in value of the common stock, $.01 par value, of the Company (the "Common Stock").

          To accomplish the foregoing objectives, this Plan provides a means whereby employees, directors and consultants may receive options to purchase Common Stock. Options granted under this Plan ("Options") will be either nonqualified options ("NQOs") subject to federal income taxation upon exercise or options intended to qualify for preferential federal income tax treatment as "incentive stock options" ("ISOs").

     2.   ELIGIBLE PERSONS
          ----------------

          Every full-time employee of the Company or of any Affiliate (as defined below) is eligible to receive Options under this Plan. The term "Affiliate," as used in this Plan, means a parent or subsidiary corporation, as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor statute. The term "employee" includes officers or directors who are also employees, as well as employees who are neither officers nor directors of the Company. Every person who is a consultant to the Company or any Affiliate or any person who is a director of the Company, but not a full-time employee, is eligible to receive NQOs but is not eligible to receive ISOs. The term "consultant" includes persons employed by, or otherwise affiliated with, a consultant.

     3.   STOCK SUBJECT TO THIS PLAN
          --------------------------

          The total number of shares of stock that may be granted pursuant to this Plan is 150,000 shares of the Common Stock of the Company. The shares covered by the portion of any grant that expires unexercised under this Plan shall become available again for grant under this Plan. The number of shares reserved for purchase under this Plan is subject to adjustment in accordance with the provisions for adjustment provided herein.

     4.   ADMINISTRATION
          --------------

          This Plan shall be administered by the Board of Directors of the Company (the "Board") or by a committee of the Board appointed by the Board (in either case, the "Administrator"). If the Administrator consists of a committee appointed by the Board, then the members of the Administrator shall serve at the discretion of the Board, and the Administrator shall have such powers and responsibilities as the Board may from time to time specify. The Administrator shall perform its duties in good faith. The Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper. Subject to the provisions of this Plan, the Administrator shall have the authority to select the persons to receive Options under this Plan, to award Options, to fix the number of shares that each optionee may purchase, to set the terms and conditions of each Option (including whether each Option will be a NQO or an ISO, the exercise price and any restriction or limitation, or any vesting or exercise acceleration or waiver or forfeiture restrictions regarding any Option and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion), to reduce the exercise price of any Option to the then current Fair Market Value (as defined in Section 6.1.4 of this Plan) if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted, and to determine all other matters relating to this Plan; provided, however, that if the Company has a class of equity securities registered under the Securities Exchange Act of 1934 (the "Exchange Act") or the Company's officers, directors or 10% shareholders are subject to the short-swing profit rule of Section 16 of the Exchange Act with respect to securities of the Company, then this Plan shall be administered, with respect to those optionees subject to Section 16 of the Exchange Act, so that this Plan complies with the provisions of Rule 16b-3 or any successor rule promulgated by the Securities and Exchange Commission ("Rule 16b-3"). All questions of interpretation, implementation and application of this Plan shall be determined by the Administrator. Such determinations shall be final and binding on all persons.

     5.   GRANTING OF RIGHTS
          ------------------

     5.1  Ten-Year Limitation.  No Options shall be granted under this Plan
          -------------------
after ten years from the date of adoption of this Plan by the Board, or the date this Plan was approved by the shareholders of the Company, whichever is earlier.

     5.2  Written Agreement; Effect. Each Option shall be evidenced by a written
          -------------------------
agreement (the "Option Agreement"), in form satisfactory to the Company, executed by the Company and the person to whom such Option is granted. The Option Agreement shall specify whether each Option it evidences is a NQO or an ISO. Failure of the grantee to execute an Option Agreement shall not void or invalidate the grant of an Option; the Option may not be exercised, however, until the Option Agreement is executed.

     5.3  Advance Approvals. The Administrator may approve the grant of Options
          -----------------
to persons who are expected to become employees or directors of, or consultants to, the Company or an Affiliate, but are not employees, directors or consultants at the date of approval. In such cases, the Option shall be deemed granted, without further approval, on the date the grantee becomes an employee, director or consultant and has satisfied all requirements of this Plan for Options granted on that date.

     6.   TERMS AND CONDITIONS OF OPTIONS
          -------------------------------

          Each Option shall be designated as an NQO or an ISO and shall be subject to the terms and conditions set forth in Section 6.1. NQOs shall also be subject to the terms and conditions set forth in Section 6.2. ISOs shall also be subject to the terms and conditions set forth in Section 6.3.

     6.1  Terms and Conditions to Which All Options Are Subject. All Options
          -----------------------------------------------------
shall be subject to the following terms and conditions:

          6.1.1  Changes in Capital Structure. Subject to Section 6.1.2, if the
                 ----------------------------
stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, or recapitalization, combination or reclassification, or is converted into or exchanged for other securities as a result of a change to the Company's articles of incorporation or a merger, consolidation, or reorganization, appropriate adjustments shall be made in (a) the number and class of shares of each outstanding Option and of stock subject to this Plan, and (b) the exercise price of each outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustment. Each such adjustment shall be subject to approval by the Board in its sole discretion, which determination shall be final and binding on all persons.

          6.1.2 Corporate Transactions. New option rights may be substituted for
                ----------------------
Options granted, or the Company's obligations as to outstanding Options may be assumed, by an employer corporation other than the Company, or an Affiliate thereof, in connection with any merger, consolidation, acquisition, separation, reorganization, liquidation or like occurrence in which the Company is involved, in such manner that the then-outstanding Options which are ISOs will continue to be "incentive stock options" within the meaning of Section 422 of the Code to the full extent permitted thereby. Notwithstanding the foregoing or the provisions of Section 6.1.1, in connection with any merger, consolidation, acquisition, separation, or similar occurrence, if such employer corporation, or an Affiliate thereof, does not substitute new and substantially equivalent option rights or assume the Company's obligations as to outstanding Options, the option rights granted hereunder shall accelerate and become fully exercisable during the period specified below, and any right of repurchase with respect to any Option or Common Stock issuable upon exercise of an option shall lapse upon the closing of such event. Each optionee shall be mailed notice at least 35 days before such event, and shall have at least 30 days after the mailing of such notice (but not later than the stated termination date of the Option) to exercise any Option granted hereunder. The actions described in this Section
6.1.2 may be taken without regard to any resulting tax consequences to the optionee.

          6.1.3  Option Grant Date. Each Option Agreement shall specify the date
                 -----------------
as of which it shall be effective, which date shall be the "Grant Date" (determined pursuant to Section 5.3 in the case of advance approvals).

          6.1.4  Fair Market Value. For purposes of this Plan, the fair market
                 -----------------
value of the Company's Common Stock (the "Fair Market Value") shall be determined as follows:

                 (a) if the stock is listed on any established stock exchange or a national market system, including, without limitation, the National Market System of the National Association of Securities Dealers Automated Quotation System, its Fair Market Value shall be the closing sale price for the stock, or the mean between the high bid and low asked prices if no sales were reported, as quoted on such system or exchange (or the largest such exchange) for the date the Fair Market Value is to be determined (or, if there are no sales or bids for such date, then for the last preceding business day on which there were sales or bids), as reported in the Wall Street Journal or a similar publication;
                          -------------------

                 (b) if the stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the stock on the date the Fair Market Value is to be determined (or if there are no quoted prices for such date, then for the last preceding business day on which there were quoted prices); and

                      (c) in the absence of an established market for the stock, the Fair Market Value shall be determined in good faith by the Board, with reference to the Company's net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the Company's industry, the Company's position in the industry, the Company's management and the values of stock of other corporations in the same or a similar line of business.

               6.1.5  Time of Option Exercise. Options may, in the sole
                      -----------------------
discretion of the Administrator, be exercisable entirely at the Grant Date or at such times and in such amounts as may be specified by the Administrator. Unless otherwise established by the Administrator with respect to any individual or group of individuals, an Option shall become exercisable with respect to one-fourth of all shares subject to the Option on the first anniversary of the Grant Date (the "Vesting Base Date"), and with respect to an additional 1/48 of the shares originally subject to the Option monthly thereafter, so that the Option is exercisable in its entirety four years from the Vesting Base Date.

               6.1.6  Nonassignability of Option Rights. No Option shall be
                      ---------------------------------
assignable or otherwise transferable by the optionee except by will or by the laws of descent and distribution. During the life of the optionee, an Option shall be exercisable only by the optionee or the optionee's guardian or legal representative.

               6.1.7  Payment. Except as provided below, payment in full, in
                      -------
cash, shall be made for all stock purchased at the time written notice of exercise of an Option is given to the Company, and proceeds of any payment shall constitute general funds of the Company. At the time an Option is granted or before it is exercised, the Administrator, in the exercise of its absolute discretion, may authorize any one or more of the following additional methods of payment:

                      (a) acceptance of the optionee's promissory note for some or all of the aggregate exercise price of the shares being acquired (except, if required by applicable law, for the aggregate par value of the shares being acquired, which must be paid in cash or other lawful consideration under applicable law), payable on such terms and bearing interest at such rate as determined by the Administrator; provided, however that in no event shall such promissory note bear interest at less than the minimum interest rate specified by federal tax law at which no additional interest would be imputed. An optionee's promissory note may be either unsecured or secured in such manner as the Administrator shall approve including, without limitation, by a security interest in securities of the Company;

                      (b) delivery by the optionee of Common Stock or other securities of the Company already owned by the optionee for all or part of the aggregate exercise price of the shares being acquired, provided the Fair Market Value of such Common Stock or securities is equal on the date of exercise to the aggregate exercise price of the shares being acquired, or such portion thereof as the optionee is authorized to pay by delivery of such Common Stock or securities; and

                    (c) any other property, so long as such property constitutes valid consideration under applicable law for the shares being acquired and is surrendered in good form for transfer.

               6.1.8  Termination of Employment.
                      -------------------------

                         (a)  Termination Without Cause. Any portion of an
                              -------------------------
Option that has not vested on or before the date on which an optionee ceases, for any reason other than Termination For Cause (as defined in Section 6.1.8(b) of this Plan), to be an employee or director of, or a consultant to, the Company or an Affiliate ("Termination Without Cause") shall expire immediately upon such Termination Without Cause. To the extent the Option has vested as of the date of Termination Without Cause, the Option shall be exercisable for a period of three months after such Termination Without Cause, or such longer period as the Administrator may approve in writing, but not in either case after the original expiration date of the Option. The foregoing sentence notwithstanding, if Termination Without Cause is due to the permanent disability or death of the optionee, then the optionee's personal representative, or any other person who acquires option rights from an optionee by will or the applicable laws of descent and distribution, may, within 12 months after the date of Termination Without Cause (but not after the original expiration date of the Option), exercise the Option to the extent it was exercisable on the date of Termination Without Cause. Transfer of an optionee from the Company to an Affiliate or vice versa, or from one Affiliate to another, or a leave of absence duly authorized by the Company, shall not be deemed a termination of employment or a break in continuous employment, provided that (unless otherwise approved by the Administrator) such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

                         (b)  Termination For Cause.
                              ---------------------

                         (i)  Definition of Termination For Cause.  "Termination
                              -----------------------------------
For Cause" shall mean termination of the optionee's employment with, or consulting duties for, or removal as a director of, the Company or an Affiliate by the Company, such Affiliate or the Board of Directors of the Company or such Affiliate for: (A) willful breach of the duties or obligations required of the optionee, (B) material neglect of the duties or obligations required of the optionee, (C) commission of fraud, embezzlement or misappropriation, or other willful acts of dishonesty or willful misconduct, or commission of a crime of moral turpitude involving the optionee whether or not a criminal or civil charge is filed in connection therewith, or (D) the unauthorized disclosure of proprietary or confidential information relating to the Company's or the Affiliate's business.

                    (ii)  Expiration of Option; Repurchase Option. Any portion
                          ---------------------------------------
of the Option that has not vested on or before the date of Termination For Cause shall expire immediately upon such Termination For Cause. To the extent the Option has vested as of the date of Termination For Cause, the Option shall expire immediately, and shall not be exercisable on or after the date of Termination For Cause. Upon Termination For Cause, the Company shall have the right, but not the obligation, to repurchase any shares of Common Stock previously purchased pursuant to the exercise of any Option at the purchase price paid by the optionee (the "Repurchase Option"). The Company may freely assign its rights under this Section 6.1.8(b).

                    (iii) Exercise of Repurchase Option. The Company may
                          -----------------------------
exercise its Repurchase Option at any time after the optionee's Termination For Cause; provided, however, that the Company's Repurchase Option shall terminate unless exercised by written notice (the "Exercise Notice") from the Company to the optionee within one hundred fifty (150) days after the date of such Termination For Cause. If the Company exercises its Repurchase Option as provided herein, the optionee shall, within ten days of receipt of the Exercise Notice, surrender to the Company at the place stated in the Exercise Notice, the certificate or certificates representing the shares of Common Stock being purchased, endorsed in blank or accompanied by an appropriate assignment separate from certificate, and the Company shall concurrently pay to the optionee the purchase price for those shares.

               6.1.9  Other Provisions. Each Option Agreement may contain such
                      ----------------
other terms, provisions and conditions not inconsistent with this Plan, including vesting restrictions or rights of repurchase, as may be determined by the Administrator, and each ISO granted under this Plan shall include such other provisions and conditions as the Administrator determines are desirable to qualify such option as an "incentive stock option" within the meaning of Section 422 of the Code. If Options provide for a right of first refusal in favor of the Company with respect to stock acquired by optionees, such Options shall provide that (a) the right of first refusal applies only where there is a bona fide third-party offer; (b) such right of first refusal requires the Company to make its election to purchase the stock subject to such right of first refusal, if at all, by giving notice of such election no more than 30 days after receipt of notice of notice by an optionee to the Company of such proposed transfer; and
(c) upon the exercise of a right of first refusal, the Company must purchase all (but not less than all, unless the selling optionee consents) of the offered stock on the same terms offered by the bona fide third-party offerer, within 60 days after receipt of the notice of such right of first refusal, unless a longer period is offered by the bona fide third-party offerer. Such Options shall further provide that the right of first refusal shall terminate upon the earlier of (i) the closing of the Company's initial registered public offering to the public generally, or (ii) the date ten years after the Grant Date. The Administrator may also, in its sole discretion, include provisions permitting the Administrator to reduce the exercise price of one or more Options after the Grant Date.

               6.1.10 Withholding and Employment Taxes. At the time of exercise
                      --------------------------------
of an Option the optionee shall remit, or make provision satisfactory to the Administrator for remitting, to the Company in cash all applicable federal and state withholding and employment taxes. The Administrator may, in the exercise of the Administrator's sole discretion, permit an optionee to pay some or all of such taxes by means of a promissory note on such terms as the Administrator deems appropriate. If and to the extent authorized and approved by the Administrator in its sole discretion, an optionee may elect, by means of a form of election to be prescribed by the Administrator, to have shares which are acquired upon exercise of an Option withheld by the Company or tender other shares of Common Stock or other securities of the Company owned by the optionee to the Company at the time the amount of such taxes is determined in order to pay the amount of such tax obligations, subject to such limitations as may be necessary to satisfy the requirements of Rule 16b-3, if the optionee is subject to Section 16(b) of the Exchange Act. Any Common Stock or other securities so withheld or tendered will be valued by the Company as of the date they are withheld or tendered. Unless the Administrator otherwise determines, the optionee shall pay to the Company in cash, promptly when the amount of such obligations become determinable, all applicable (as determined by the Administrator in its sole discretion) federal and state withholding taxes resulting (in the sole judgment of the Administrator) from the lapse of restrictions imposed on exercise of an Option, from a transfer or other disposition of shares acquired upon exercise of an Option or from other events related to the Option or the shares acquired upon exercise of the Option.

          6.2  Terms and Conditions to Which Only NQOs Are Subject. Options
               ---------------------------------------------------
granted under this Plan which are designated as NQOs shall be subject to the following terms and conditions in addition to the terms and conditions set forth in Section 6.1 of this Plan:

               6.2.1  Exercise Price. The exercise price of an NQO shall be
                      --------------
determined by the Administrator.

          6.3  Terms and Conditions to Which Only ISOs Are Subject. Options
               ---------------------------------------------------
granted under this Plan which are designated as ISOs shall be subject to the following terms and conditions in addition to the terms and conditions set forth in Section 6.1 of this Plan:

               6.3.1  Exercise Price. The exercise price of an ISO shall be
                      --------------
determined in accordance with the applicable provisions of the Code and shall in no event be less than the Fair Market Value at the Grant Date of the stock covered by the ISO; provided, however, that the exercise price of an ISO granted to any person who owns, directly or indirectly or is treated as owning by reason of applicable attribution rules in the Code, stock of the Company constituting more than ten percent of the total combined voting power of all classes of outstanding stock of the Company or of any Affiliate of the Company (a "Ten Percent Shareholder"), shall in no event be less than 110 percent of such Fair Market Value.

               6.3.2  Option Term. Unless an earlier expiration date is
                      -----------
specified by the Administrator at the Grant Date, each ISO shall expire (notwithstanding any other provisions of this Plan or the Option Agreement) ten years from its Grant Date, except that an ISO granted to any Ten Percent Shareholder shall expire five years from its Grant Date.

               6.3.3  Disqualifying Dispositions. If stock acquired by exercise
                      --------------------------
of an ISO is disposed of within two years from the Grant Date or within one year after the transfer of the stock to the optionee, the holder of the stock immediately prior to the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the disposition as the Company may reasonably require. Such holder shall pay to the Company any withholding and employment taxes which the Company in its sole discretion deems applicable to such disposition. Any disposition not in accordance with this Section 6.3.3 shall be void and of no effect. The Company may instruct its stock transfer agent by appropriate means, including placement of legends on stock certificates, not to transfer stock acquired by exercise of an ISO unless it has been advised by the Company that the requirements of this Section have been satisfied.

     7.   MANNER OF EXERCISE
          ------------------

          An optionee wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the Secretary of the Company (or such other officer as the Administrator may designate), accompanied by (i) an executed stock purchase agreement in form and substance satisfactory to the Company, (ii) payment of the exercise price, (iii) if required, payment of any federal or state withholding or employment taxes required to be withheld by virtue of exercise of the Option and (iv) such other required payments and documents as the Administrator may request. The date the Company receives written notice of exercise hereunder accompanied by payment of the exercise price and the amount of any taxes required to be withheld, together with all such other documents required to be delivered will be considered the date the Option was exercised. Promptly after receipt of written notice of exercise of an Option, the Company shall, without stock issue or transfer taxes to the optionee or any other person entitled to exercise the Option, deliver to the optionee or such other person a certificate or certificates for the requisite number of shares of stock. An optionee or transferee of an Option shall not have any privileges as a shareholder with respect to any stock covered by the Option until the date of issuance of a stock certificate.

     8.   EMPLOYMENT OR CONSULTING RELATIONSHIP
          -------------------------------------

          Nothing in this Plan or any Option granted hereunder shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate any optionee's employment, consultancy or status as a director at any time, nor confer upon any optionee any right to continue in the employ of, as a consultant to or as a director of the Company or any of its Affiliates.

     9.   AMENDMENT, SUSPENSION OR TERMINATION OF THIS PLAN
          -------------------------------------------------

          The Board of Directors may, at any time, amend, alter, suspend or discontinue this Plan without shareholder approval and may amend the terms of any Option outstanding hereunder; provided that if this Plan is subject to Rule 16b-3, such amendment or alteration is made in a manner consistent with Rule 16b-3 and provided that, with respect to any outstanding Options, the optionee consents to such amendment.

     10.  LIABILITY AND INDEMNIFICATION OF ADMINISTRATOR
          ----------------------------------------------

          No member of the group constituting the Administrator shall be liable for any act or omission on such member's own part, including but not limited to the exercise of any power or discretion given to such member under this Plan, except for those acts or omissions resulting from such member's own gross negligence or willful misconduct, and except in circumstances where applicable state law prohibits such limitations of liability. Except to the extent that such indemnification is prohibited by applicable law, the Company shall indemnify each present and future member of the group constituting the Administrator against, and each member of the group constituting the Administrator shall be entitled without further act on his or her part to indemnity from the Company for, all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by such person in connection with or arising out of any action, suit, or proceeding to the fullest extent permitted by law and by the Certificate of Incorporation and Bylaws of the Company.

     11.  EFFECTIVE DATE OF THIS PLAN
          ---------------------------

          This Plan shall become effective upon adoption by the Board; provided, however, that if this Plan is not approved within 12 months after its adoption by the shareholders of the Company, then any Options granted or exercised pursuant to this Plan shall constitute NQOs and not ISOs, regardless of their status on the Grant Date.

Adopted by the Board of Directors on May 30, 1995.

Adopted by the Shareholders on May 30, 1995.

Amended by the Board of Directors on February 10, 2000.